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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  January 28, 2000
                                                       ----------------


                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



 Georgia                           01-14213                   58-2237359
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(State or Other                   (Commission               (I.R.S. Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation)


3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia             30071
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   (Address of Principal Executive Offices)                      (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------


                                      N/A
               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On January 28, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an agreement signed by the Registrant to acquire the Dallas, Texas item processing center of TIB-The Independent BankersBank.


Item 6.  Financial Statements, ProForma Financial Information and Exhibits

     (c)  Exhibits

Item No.       Exhibit List

99.1           Press release dated January 28, 2000 issued by the Registrant.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By: /s/ Scott R. Meyerhoff
                                  -----------------------------------------
                                  Scott R. Meyerhoff
                                  Chief Financial Officer

Dated:  February 2, 2000
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                                 EXHIBIT LIST

Exhibit No.    Description
-----------    -----------

99.1           Press release dated January 28, 2000 issued by the Registrant.